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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 25, 1999


              INDYMAC ABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1999, providing for the issuance of the INDYMAC ABS, INC., Home Equity Loan Asset-Backed Certificates, Series SPMD 1999-A).


                               INDYMAC ABS, INC.
          --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                                333-51609           95-4685267
---------------------------------       -----------------        ------------
(State of Other Jurisdiction            (Commission           (I.R.S. Employer
       of Incorporation)                 File Number)       Identification No.)



      155 North Lake Avenue
      Calabasas, California                            91101
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     (Address of Principal                            (Zip Code)
      Executive Offices)



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       Registrant's telephone number, including area code (818) 225-3240
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


Item 5.  Other Events.
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Filing of Certain Materials
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         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), IndyMac ABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Home Equity Laon Asset-Backed Certificates, Series SPMD 1999-A (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

         The consolidated balance sheets of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1997, incorporated by reference in the prospectus supplement, have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in registration statement (No. 333-51609) and in the prospectus supplement relating to the issuance of the Certificates. The consent of PWC is attached hereto as Exhibit 23.



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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 21, 1998 and the prospectus supplement dated March 23, 1999, of CWMBS, Inc., relating to its Home Equity Loan Asset-Backed Certificates, Series SPMD 1999-A.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1              Consent of PWC

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INDYMAC ABS, INC.




                                 By: /s/ John Kim
                                   ------------------
                                     John Kim
                                     Vice President



Dated:    March 25, 1999


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Exhibit Index
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Exhibit                                                                 Page
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23           Consent of PWC                                              6

                                  Exhibit 23


                      Consent of Independent Accountants


         We consent to the incorporation by reference in the Prospectus Supplement of IndyMac, Inc. relating to the Home Equity Loan Asset-Backed Trust, Series SPMD 1999-A of our report dated January 26, 1998 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our Firm under the caption "Experts."

                                          /s/ PricewaterhouseCoopers LLP



New York, New York
March 24, 1999